UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 19, 2006

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 15, 2006, Washington Real Estate Investment Trust (“WRIT”) entered into an amendment of its revolving credit facility agreement with SunTrust Bank (“Credit Facility No. 2”), whereby the amount available under the facility increases from $70.0 million to $102.0 million for a period of 30 days beginning May 15, 2006 and ending June 15, 2006. Certain financial covenants were modified consistent with the increased debt capacity made available under the amended line. At the end of the 30 days, the commitment will be reduced to $70.0 million and WRIT will be obligated to pay the amount of outstanding advances under the facility to the extent that amount exceeds $70.0 million. WRIT expects to fund this obligation utilizing the proceeds of a new facility currently under negotiation.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 16, 2006, WRIT acquired Montrose Shopping Center and Randolph shopping Center for $50.3 million. The properties are two mixed-use retail centers totaling 227,276 square feet in Rockville, Maryland. The purchase was funded with borrowings of $28.0 million on WRIT’s line of credit facility with JPMorgan and Wells Fargo Bank, National Association (“Credit Facility No. 1”) and $22.5 million on WRIT’s Credit Facility No. 2. During the period from January 1, 2006 to May 19, 2006, WRIT purchased seven real estate properties, including the Randolph and Montrose Shopping Centers, which, individually are insignificant as defined in Regulation S-X, but in the aggregate, constitute a “significant amount of assets” as defined in Regulation S-X. When acquisitions are individually insignificant but significant in the aggregate, Regulation S-X requires the presentation of audited financial statements for assets comprising a substantial majority of the individually insignificant properties. Randolph and Montrose Shopping Centers and Alexandria Professional Center, purchased on April 11, 2006, constitute a “substantial majority” of the assets acquired by WRIT through the period ended May 19, 2006 as defined in the Regulation.

and

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The required financial statements for the properties will be filed by amendment hereto no later than seventy-one days after the date this report is required to be filed.

(b) Pro Forma Financial Information

The required pro forma financial information for the Properties will be filed by amendment hereto no later than seventy-one days after the date this report is to be filed.

(c) Exhibits – Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Laura M. Franklin
(Signature)
Laura M. Franklin
Senior Vice President Accounting,
Administration and Corporate Secretary

May 19, 2006

      (Date)